                                                                     EXHIBIT 4.3

                                    INDENTURE

                            DATED AS OF APRIL 1, 2005

                                 ---------------

                           THE DETROIT EDISON COMPANY
                                (2000 2nd Avenue,
                            Detroit, Michigan 48226)

                                       TO

                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                  (SUCCESSOR TO BANK ONE, NATIONAL ASSOCIATION)
                  611 Woodward Avenue, Detroit, Michigan 48226

                                   AS TRUSTEE

                                 ---------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                           DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                    (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                                 2005 SERIES AR,

                    (B) GENERAL AND REFUNDING MORTGAGE BONDS,
                                 2005 SERIES BR,

                                       AND

                          (C) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*

                                                                                              PAGE
                                                                                              ----
PARTIES                                                                                         1
  Original Indenture and Supplementals.....................................................     1
  Issue of Bonds Under Indenture...........................................................     2
  Bonds Heretofore Issued..................................................................     2
  Reason for Creation of New Series........................................................     9
  Bonds to be 2005 Series AR and 2005 Series BR............................................    10
  Further Assurance........................................................................    10
  Authorization of Supplemental Indenture..................................................    10
  Consideration for Supplemental Indenture.................................................    11
PART I. CREATION OF THREE HUNDRED FORTY-FIRST SERIES OF
BONDS. GENERAL AND REFUNDING MORTGAGE BONDS, 2005 SERIES AR                                    11
  Sec. 1.  Terms of Bonds of 2005 Series AR................................................    11
           Release.........................................................................    14
  Sec. 2.  Redemption of Bonds of 2005 Series AR...........................................    14
  Sec. 3.  Redemption of Bonds of 2005 Series AR in event of acceleration of Notes.........    15
  Sec. 4.  Form of Bonds of 2005 Series AR.................................................    16
           Form of Trustee's Certificate                                                       18
PART II. CREATION OF THREE HUNDRED FORTY-SECOND SERIES OF BONDS. GENERAL AND REFUNDING
MORTGAGE BONDS, 2005 SERIES BR                                                                 21
  Sec. 1.  Terms of Bonds of 2005 Series BR................................................    21
           Release.........................................................................    24
  Sec. 2.  Redemption of Bonds of 2005 Series BR...........................................    25
  Sec. 3.  Redemption of Bonds of 2005 Series BR in event of acceleration of Notes.........    25
  Sec. 4.  Form of Bonds of 2005 Series BR.................................................    26
           Form of Trustee's Certificate...................................................    28
PART III. RECORDING AND FILING DATA                                                            31
  Recording and Filing of Original Indenture...............................................    31
  Recording and Filing of Supplemental Indentures..........................................    31
  Recording of Certificates of Provision for Payment.......................................    36
PART IV. THE TRUSTEE                                                                           37
  Terms and Conditions of Acceptance of Trust by Trustee...................................    37
PART V. MISCELLANEOUS                                                                          37
  Confirmation of Section 318(c) of Trust Indenture Act....................................    37
  Execution in Counterparts................................................................    37
  Testimonium..............................................................................    37
  Execution by The Detroit Edison Company..................................................    38
  Acknowledgment of Execution by Company...................................................    39
  Execution by Trustee.....................................................................    40
  Acknowledgment of Execution by Trustee...................................................    41
  Affidavit as to Consideration and Good Faith.............................................    42

----------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

                                      (i)

PARTIES. SUPPLEMENTAL INDENTURE, dated as of the 1st day of April, in the year 2005, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the "Company"), party of the first part, and J.P. Morgan Trust Company, National Association (successor to Bank One,
                 National Association), a trust company organized and existing under the laws of the United States, having a corporate trust office at 611 Woodward Avenue, Detroit, Michigan 48226, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL         WHEREAS, the Company has heretofore executed and delivered
INDENTURE AND    its  Mortgage and Deed of Trust (hereinafter referred to
SUPPLEMENTALS.   as the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931,
                 June 1, 1931, October 1, 1932, September 25, 1935, September
                 1, 1936, November 1, 1936, February 1, 1940, December 1, 1940,
                 September 1, 1947, March 1, 1950, November 15, 1951, January
                 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955, August
                 15, 1957, June 1, 1959, December 1, 1966, October 1, 1968,
                 December 1, 1969, July 1, 1970, December 15, 1970, June 15,
                 1971, November 15, 1971, January 15, 1973, May 1, 1974,
                 October 1, 1974, January 15, 1975, November 1, 1975, December
                 15, 1975, February 1, 1976, June 15, 1976, July 15, 1976,
                 February 15, 1977, March 1, 1977, June 15, 1977, July 1, 1977,
                 October 1, 1977, June 1, 1978, October 15, 1978, March 15,
                 1979, July 1, 1979, September 1, 1979, September 15, 1979,
                 January 1, 1980, April 1, 1980, August 15, 1980, August 1,
                 1981, November 1, 1981, June 30, 1982, August 15, 1982, June
                 1, 1983, October 1, 1984, May 1, 1985, May 15, 1985, October
                 15, 1985, April 1, 1986, August 15, 1986, November 30, 1986,
                 January 31, 1987, April 1, 1987, August 15, 1987, November 30,
                 1987, June 15, 1989, July 15, 1989, December 1, 1989, February
                 15, 1990, November 1, 1990, April 1, 1991, May 1, 1991, May
                 15, 1991, September 1, 1991, November 1, 1991, January 15,
                 1992, February 29, 1992, April 15, 1992, July 15, 1992, July
                 31, 1992, November 30, 1992, December 15, 1992, January 1,
                 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26,
                 1993, May 31, 1993, June 30, 1993, June 30, 1993, September
                 15, 1993, March 1, 1994, June 15, 1994, August 15, 1994,
                 December 1, 1994, August 1, 1995, August 1, 1999, August 15,
                 1999 and January 1, 2000, April

                 15, 2000, August 1, 2000, March 15, 2001, May 1, 2001, August
                 15, 2001, September 15, 2001, September 17, 2002, October 15,
                 2002, December 1, 2002, August 1, 2003, March 15, 2004, July
                 1, 2004 and February 1, 2005 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF BONDS   WHEREAS, the Indenture provides that said bonds shall be
UNDER            issuable in one or more series, and makes provision that the
INDENTURE.       rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS            WHEREAS, bonds in the principal amount of Eleven billion two
HERETOFORE       hundred twenty-three million six hundred twenty-seven thousand
ISSUED.          ($11,223,627,000) have heretofore been issued under the
                 Indenture as follows, viz:

(1)         Bonds of Series A                 --  Principal Amount $26,016,000,

(2)         Bonds of Series B                 --  Principal Amount $23,000,000,

(3)         Bonds of Series C                 --  Principal Amount $20,000,000,

(4)         Bonds of Series D                 --  Principal Amount $50,000,000,

(5)         Bonds of Series E                 --  Principal Amount $15,000,000,

(6)         Bonds of Series F                 --  Principal Amount $49,000,000,

(7)         Bonds of Series G                 --  Principal Amount $35,000,000,

(8)         Bonds of Series H                 --  Principal Amount $50,000,000,

(9)         Bonds of Series I                 --  Principal Amount $60,000,000,

(10)        Bonds of Series J                 --  Principal Amount $35,000,000,

(11)        Bonds of Series K                 --  Principal Amount $40,000,000,

(12)        Bonds of Series L                 --  Principal Amount $24,000,000,

(13)        Bonds of Series M                 --  Principal Amount $40,000,000,

(14)        Bonds of Series N                 --  Principal Amount $40,000,000,

(15)        Bonds of Series O                 --  Principal Amount $60,000,000,

(16)        Bonds of Series P                 --  Principal Amount $70,000,000,

(17)        Bonds of Series Q                 --  Principal Amount $40,000,000,

(18)        Bonds of Series W                 --  Principal Amount $50,000,000,

(19)        Bonds of Series AA                --  Principal Amount $100,000,000,

(20)        Bonds of Series BB                --  Principal Amount $50,000,000,

(21)        Bonds of Series CC                --  Principal Amount $50,000,000,

(22)        Bonds of Series UU                --  Principal Amount $100,000,000,

(23-31)     Bonds of Series DDP Nos. 1-9      --  Principal Amount $14,305,000,

(32-45)     Bonds of Series FFR Nos. 1-14     --  Principal Amount $45,600,000,

(46-67)     Bonds of Series GGP Nos. 1-22     --  Principal Amount $42,300,000,

(68)        Bonds of Series HH                --  Principal Amount $50,000,000,

(69-90)     Bonds of Series IIP Nos. 1-22     --  Principal Amount $3,750,000,

(91-98)     Bonds of Series JJP Nos. 1-8      --  Principal Amount $6,850,000,

(99-107)    Bonds of Series KKP Nos. 1-9      --  Principal Amount $34,890,000,

(108-122)   Bonds of Series LLP Nos. 1-15     --  Principal Amount $8,850,000,

(123-143)   Bonds of Series NNP Nos. 1-21     --  Principal Amount $47,950,000,

(144-161)   Bonds of Series OOP Nos. 1-18     --  Principal Amount $18,880,000,

(162-180)   Bonds of Series QQP Nos. 1-19     --  Principal Amount $13,650,000,

(181-195)   Bonds of Series TTP Nos. 1-15     --  Principal Amount $3,800,000,

(196)       Bonds of 1980 Series A            --  Principal Amount $50,000,000,

(197-221)   Bonds of 1980 Series CP Nos. 1-25 --  Principal Amount $35,000,000,

(222-232)   Bonds of 1980 Series DP           --  Principal Amount $10,750,000,
            Nos. 1-11

(233-248)   Bonds of 1981 Series AP           --  Principal Amount $124,000,000,
            Nos. 1-16

(249)       Bonds of 1985 Series A            --  Principal Amount $35,000,000,

(250)       Bonds of 1985 Series B            --  Principal Amount $50,000,000,

(251)       Bonds of Series PP                --  Principal Amount $70,000,000,

(252)       Bonds of Series RR                --  Principal Amount $70,000,000,

(253)       Bonds of Series EE                --  Principal Amount $50,000,000,

(254-255)   Bonds of Series MMP and           --  Principal Amount $5,430,000,
            MMP No. 2

(256)       Bonds of Series T                 --  Principal Amount $75,000,000,

(257)       Bonds of Series U                 --  Principal Amount $75,000,000,

(258)       Bonds of 1986 Series B            --  Principal Amount $100,000,000,

(259)       Bonds of 1987 Series D            --  Principal Amount $250,000,000,

(260)       Bonds of 1987 Series E            --  Principal Amount $150,000,000,

(261)       Bonds of 1987 Series C            --  Principal Amount $225,000,000,

(262)       Bonds of Series V                 --  Principal Amount $100,000,000,

(263)       Bonds of Series SS                --  Principal Amount $150,000,000,

(264)       Bonds of 1980 Series B            --  Principal Amount $100,000,000,

(265)       Bonds of 1986 Series C            --  Principal Amount $200,000,000,

(266)       Bonds of 1986 Series A            --  Principal Amount $200,000,000,

(267)       Bonds of 1987 Series B            --  Principal Amount $175,000,000,

(268)       Bonds of Series X                 --  Principal Amount $100,000,000,

(269)       Bonds of 1987 Series F            --  Principal Amount $200,000,000,

(270)       Bonds of 1987 Series A            --  Principal Amount $300,000,000,

(271)       Bonds of Series Y                 --  Principal Amount $60,000,000,

(272)       Bonds of Series Z                 --  Principal Amount $100,000,000,

(273)       Bonds of 1989 Series A            --  Principal Amount $300,000,000,

(274)       Bonds of 1984 Series AP           --  Principal Amount $2,400,000,

(275)       Bonds of 1984 Series BP           --  Principal Amount $7,750,000,

(276)       Bonds of Series R                 --  Principal Amount $100,000,000,

(277)       Bonds of Series S                 --  Principal Amount $150,000,000,

(278)       Bonds of 1993 Series D            --  Principal Amount $100,000,000,

(279)       Bonds of 1992 Series E            --  Principal Amount $50,000,000,

(280)       Bonds of 1993 Series B            --  Principal Amount $50,000,000,

(281)       Bonds of 1989 Series BP           --  Principal Amount $66,565,000,

(282)       Bonds of 1990 Series A            --  Principal Amount $194,649,000,

(283)       Bonds of 1993 Series G            --  Principal Amount $225,000,000,

(284)       Bonds of 1993 Series K            --  Principal Amount $160,000,000,

(285)       Bonds of 1991 Series EP           --  Principal Amount $41,480,000,

(286)       Bonds of 1993 Series H            --  Principal Amount $50,000,000,

(287)       Bonds of 1999 Series D            --  Principal Amount $40,000,000,

(288)       Bonds of 1991 Series FP           --  Principal Amount $98,375,000,

(289)       Bonds of 1992 Series BP           --  Principal Amount $20,975,000,

(290)       Bonds of 1992 Series D            --  Principal Amount $300,000,000,

(291)       Bonds of 1992 Series CP           --  Principal Amount $35,000,000,

(292)       Bonds of 1993 Series C            --  Principal Amount $225,000,000,

(293)       Bonds of 1993 Series E            --  Principal Amount $400,000,000,

(294)       Bonds of 1993 Series J            --  Principal Amount $300,000,000,

(295-300)   Bonds of Series KKP Nos. 10-15    --  Principal Amount $179,590,000,

(301)       Bonds of 1989 Series BP No. 2     --  Principal Amount $36,000,000,

(302)       Bonds of 1993 Series FP           --  Principal Amount $5,685,000,

(303)       Bonds of 1993 Series IP           --  Principal Amount $5,825,000,

(304)       Bonds of 1994 Series AP           --  Principal Amount $7,535,000,

(305)       Bonds of 1994 Series BP           --  Principal Amount $12,935,000,

(306)       Bonds of 1994 Series DP           --  Principal Amount $23,700,000,

(307)       Bonds of 1994 Series C            --  Principal Amount $200,000,000,
                                              and

(308)       Bonds of 2000 Series A            --  Principal Amount $220,000,000,

            all of which have either been retired and cancelled, or no longer represent obligations of the Company, having matured or having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

(309) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred fifty-two million two hundred fifty-six thousand dollars ($152,256,000) principal amount havetofore been retired and One hundred four million six hundred seventy-six thousand dollars ($104,676,000) principal amount are outstanding at the date hereof;

(310) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Fifty-four million seven hundred four thousand dollars ($54,704,000) principal amount have heretofore been retired and Thirty million seven hundred seventy-one thousand dollars ($30,771,000) principal amount are outstanding at the date hereof;

(311) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

(312) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

(313) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

(314) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

(315) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

(316) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

(317) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

(318) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

(319) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars
            ($118,360,000), all of which are outstanding at the date hereof;

(320) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

(321) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

(322) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

(323) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

(324) Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000), all of which are outstanding at the date hereof;

(325) Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars ($139,855,000), all of which are outstanding at the date hereof;

(326) Bonds of 2001 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(327) Bonds of 2001 Series E in the principal amount of Five hundred million dollars ($500,000,000), all of which are outstanding at the date hereof;

(328) Bonds of 2002 Series A in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

(329) Bonds of 2002 Series B in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

(330) Bonds of 2002 Series C in the principal amount of Sixty-four million three hundred thousand dollars ($64,300,000), all of which are outstanding at the date hereof;

(331) Bonds of 2002 Series D in the principal amount of Fifty-five million nine hundred seventy-five thousand dollars
            ($55,975,000), all of which are outstanding at the date hereof;

(332) Bonds of 2003 Series A in the principal amount of Forty-nine million dollars ($49,000,000), all of which are outstanding at the date hereof;

(333)       INTENTIONALLY RESERVED FOR 1990 SERIES D;

(334)       INTENTIONALLY RESERVED FOR 1990 SERIES E;

(335)       INTENTIONALLY RESERVED FOR 1990 SERIES F;

(336) Bonds of 2004 Series A in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

(337) Bonds of 2004 Series B in the principal amount of Thirty-one million nine hundred eighty thousand dollars ($31,980,000), all of which are outstanding at the date hereof; and

(338) Bonds of 2004 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(339) Bonds of 2005 Series A in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(340) Bonds of 2005 Series B in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof; and

            accordingly, the Company has issued and has presently outstanding Three billion thirty million one hundred eighty-two thousand dollars ($3,030,182,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the "Bonds") at the date hereof.

REASON FOR          WHEREAS, the Company intends to issue series of Notes under
CREATION OF         the Note Indenture herein referred to, and, pursuant to the
NEW SERIES.         Note Indenture, the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations with respect to such Notes; and

BONDS TO BE 2005    WHEREAS, for such purpose the Company desires by this
SERIES AR AND 2005  Supplemental Indenture to create two new series of bonds, to
SERIES BR.          be designated "General and Refunding Mortgage Bonds, 2005
                    Series AR" in the aggregate principal amount of two hundred million dollars ($200,000,000) and "General and Refunding
                    Mortgage Bonds, 2005 Series BR" in the aggregate principal amount of two hundred million dollars ($200,000,000), to be authenticated and delivered pursuant to Section 8 of Article
                    III of the Indenture; and

FURTHER ASSURANCE.  WHEREAS, the Original Indenture, by its terms, includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better \ assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF    WHEREAS, the Company in the exercise of the powers and
SUPPLEMENTAL        authority conferred upon and reserved to it under and by
INDENTURE.          virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                    WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR   NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit
SUPPLEMENTAL        Edison Company, in consideration of the premises and of the
INDENTURE.          covenants contained in the Indenture and of the sum of One
                    Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original
                    Indenture and in said indentures supplemental thereto as follows:

                                     PART I.
                      CREATION OF THREE HUNDRED FORTY-FIRST
                            SERIES OF BONDS, GENERAL
                          AND REFUNDING MORTGAGE BONDS,
                              2005 SERIES AR BONDS

TERMS OF            SECTION 1. The Company hereby creates the three hundred
BONDS OF            forty-first series of bonds to be issued under and secured
2005 SERIES AR.     by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 2005
                    Series AR" (elsewhere herein referred to as the "bonds of 2005 Series AR"). The aggregate principal amount of bonds of 2005 Series AR shall be limited to two hundred million dollars ($200,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds, and except further that the Company may, without the consent of any holder of the bonds of 2005 Series AR, "reopen" the bonds of 2005 Series
                    AR so as to increase the aggregate principal amount outstanding to equal the aggregate principal amount of Notes
                    (as defined below) outstanding upon a "reopening" of the series, so long as any additional bonds of 2005 Series AR have the same tenor and terms as the bonds of 2005 Series AR established hereby.

                    Subject to the release provisions set forth below, each bond of 2005 Series AR is to be irrevocably assigned to, and registered in the name of, J.P. Morgan Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993 (the "Note Indenture"), as supplemented, between the Note Indenture Trustee and the Company, to secure payment of the Company's 2005 Series AR 4.80% Senior Notes due 2015 (for purposes of this Part I, the "4.80% Notes").

                    The bonds of 2005 Series AR shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2005 Series AR shall be issued in the aggregate principal amount of $200,000,000, shall mature on February 15, 2015 (subject to earlier redemption or release) and shall bear interest at the rate of 4.80% per annum, payable semi-annually in arrears on February 15 and August 15 of each year (commencing August 15, 2005), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. The bonds of 2005 Series AR shall bear additional interest ("Additional Interest") pursuant to that certain Registration Rights Agreement, dated as of February 7, 2005, among the Company and the other parties named therein upon the occurrence of any Registration Default (as defined therein). Additional Interest shall be payable on the applicable interest payment dates to the same persons and in the same manner as provided herein for payments of ordinary interest.

                    The bonds of 2005 Series AR shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2005 Series AR shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                    Except as provided herein, each bond of 2005 Series AR shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the February 15 or August 15 next preceding the date thereof to which interest has been paid on bonds of 2005 Series AR, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to August 15, 2005, in which case interest shall be payable from February 7, 2005.

                    The bonds of 2005 Series AR in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards

                    (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2005 Series AR). Until bonds of 2005 Series AR in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2005 Series AR in temporary form, as provided in
                    Section 10 of Article II of the Indenture. Temporary bonds of 2005 Series AR, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2005 Series AR, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                    Interest on any bond of 2005 Series AR that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2005 Series AR, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2005 Series AR issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2005 Series AR issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2005 Series AR not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

                    Bonds of 2005 Series AR shall not be assignable or transferable except as may be set forth under Section 405 of the Note Indenture or in the supplemental note indenture relating to the 4.80% Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the

                    Company in the Borough of Manhattan, the City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2005 Series AR shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2005 Series AR upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under
                    Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2005 Series AR during any period of ten (10) days next preceding any redemption date for such bonds.

                    Bonds of 2005 Series AR, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                    Upon payment of the principal or premium, if any, or interest on the 4.80% Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2005 Series AR in a principal amount equal to the principal amount of such 4.80% Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

RELEASE. From and after the Release Date (as defined in the Note Indenture), the bonds of 2005 Series AR shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2005 Series AR shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2005 Series AR to be less than the then outstanding principal amount of the 4.80% Notes.

REDEMPTION          SECTION 2. Bonds of 2005  shall be redeemed on the
OF                  respective  Series dates and in the respective principal
BONDS OF 2005       amounts which correspond to the AR. redemption dates for,
SERIES AR           and the principal amounts to be redeemed of, the
                    4.80% Notes.

                    In the event the Company elects to redeem any 4.80% Notes prior to maturity in accordance with the provisions of the
                    Note Indenture, the Company shall give the Trustee notice of redemption of bonds of 2005 Series AR on the same date as it gives notice of redemption of 4.80% Notes to the Note Indenture Trustee.

REDEMPTION          SECTION 3. In the event of an Event of Default under the
OF                  Note Indenture and the acceleration of all 4.80% Notes, the
BONDS OF 2005       bonds of 2005 Series AR shall be redeemable in whole upon
SERIES AR IN        receipt by the Trustee of  a written demand (hereinafter
EVENT OF            called a "Redemption Demand") from the  Note Indenture
ACCELERATION        Trustee stating that there has occurred under the Note
OF                  Indenture both an Event of Default and a declaration of
NOTES.              acceleration of payment of principal, accrued interest
                    and premium, if any, on the 4.80% Notes, specifying the last date to which interest on the 4.80% Notes has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five (5) days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand
                    Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten (10) days prior to such Demand
                    Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand
                    Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand
                    Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Note Indenture
                    Trustee not more than ten (10) nor less than five (5) days prior to the Demand Redemption Date.

                    Each bond of 2005 Series AR shall be redeemed by the Company on the Demand Redemption Date therefor upon surrender thereof by the Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all 4.80%
                    Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the
                    Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                    Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM                SECTION 4. The bonds of 2005 Series AR and the form of
OF BONDS OF         Trustee's Certificate to be endorsed on such bonds shall be
2005 SERIES AR.     substantially in the following forms, respectively:

                           THE DETROIT EDISON COMPANY
                       GENERAL AND REFUNDING MORTGAGE BOND
                                 2005 SERIES AR

                    Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of April 1, 2005, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as Note Indenture Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

                    $  No. R-

                    THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to J.P. Morgan Trust Company,

                    National Association, as Note Indenture Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of ________ Dollars ($_________) in lawful money of the United States of America on February 15, 2015 (subject to earlier redemption or release) and interest thereon at the rate of 4.80% per annum, in like lawful money, from February 7, 2005, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on February 15 and August 15 of each year (commencing
                    August 15, 2005), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued.

                    Under a Collateral Trust Indenture, dated as of June 30, 1993, as amended and as further supplemented as of April 1, 2005 (hereinafter called the "Note Indenture"), between the Company and J.P. Morgan Trust Company, National Association, as trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its 2005 Series AR 4.80% Senior Notes due 2015 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                    Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though set forth in this place.

                    This bond shall not be valid or become obligatory for any purpose until J.P. Morgan Trust Company, National Association, the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                    IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by an authorized officer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Vice President and Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

                    Dated:  _____________

                           THE DETROIT EDISON COMPANY

                           By: AUTHORIZED OFFICER

                    [SEAL]

                    Attest:  AUTHORIZED OFFICER

                         [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF             This bond is one of the bonds, of the series designated
TRUSTEE'S           therein, described in the within-mentioned Indenture.
CERTIFICATE.
                    J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as
                    Trustee

                    By _______________________
                    Authorized Officers

                                    [FORM OF REVERSE OF BOND]

                    This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2005 Series AR, limited to an aggregate principal amount of $200,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One, National Association, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of April 1, 2005) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of April 1, 2005, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                    This bond is redeemable prior to the Release Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the
                    Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes.

                    Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2005 Series AR (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                    In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                    Upon payment of the principal of, or premium, if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2005 Series AR in a principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                    This bond is not assignable or transferable except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the
                    Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                    From and after the Release Date (as defined in the Note Indenture), the bonds of 2005 Series AR shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2005 Series AR shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2005 Series AR to be less than the then outstanding principal amount of the Notes.

                    No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                    PART II.
                     CREATION OF THREE HUNDRED FORTY-SECOND
                            SERIES OF BONDS, GENERAL
                          AND REFUNDING MORTGAGE BONDS,
                              2005 SERIES BR BONDS

TERMS OF            SECTION 1. The Company hereby creates the three hundred
BONDS OF            series of bonds to be issued under and secured by the
2005 SERIES BR.     Original forty-second Indenture as amended to date and as
                    further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, sby the title "General and Refunding Mortgage
                    Bonds, 2005 Series BR" (elsewhere herein referred to as the "bonds of 2005 Series BR"). The aggregate principal amount of bonds of 2005 Series BR shall be limited to two hundred million dollars ($200,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds, and except further that the Company may, without the consent of any holder of the bonds of 2005 Series BR, "reopen" the bonds of 2005 Series BR so as to increase the aggregate principal amount outstanding to equal the aggregate principal amount of Notes (as defined below) outstanding upon a "reopening" of the series, so long as any additional bonds of 2005 Series BR have the same tenor and terms as the bonds of 2005 Series BR established hereby.

                    Subject to the release provisions set forth below, each bond of 2005 Series BR is to be irrevocably assigned to, and registered in the name of,

                    J.P. Morgan Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993 (the "Note Indenture"), as supplemented, between the Note Indenture Trustee and the Company, to secure payment of the Company's 2005 Series
                    BR 5.45% Senior Notes due 2035 (for purposes of this
                    Part II, the "5.45% Notes").

                    The bonds of 2005 Series BR shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2005 Series BR shall be issued in the aggregate principal amount of $200,000,000, shall mature on February 15, 2035 (subject to earlier redemption or release) and shall bear interest at the rate of 5.45% per annum, payable semi-annually in arrears on February 15 and August 15 of each year (commencing August 15, 2005), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. The bonds of 2005 Series BR shall bear additional interest ("Additional Interest") pursuant to that certain Registration Rights Agreement, dated as of February 7, 2005, among the Company and the other parties named therein upon the occurrence of any Registration Default (as defined therein). Additional Interest shall be payable on the applicable interest payment dates to the same persons and in the same manner as provided herein for payments of ordinary interest.

                    The bonds of 2005 Series BR shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2005 Series BR shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                    Except as provided herein, each bond of 2005 Series BR shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the February 15 or August 15 next preceding the date thereof to which interest has been paid on bonds of 2005 Series BR, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to August 15, 2005, in which case interest shall be payable from February 7, 2005.

                    The bonds of 2005 Series BR in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2005 Series BR). Until bonds of 2005 Series BR in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2005 Series BR in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2005 Series BR, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2005 Series BR, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                    Interest on any bond of 2005 Series BR that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2005 Series BR, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2005 Series BR issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2005 Series BR issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2005 Series BR not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

                    Bonds of 2005 Series BR shall not be assignable or transferable except as may be set forth under Section 405 of the Note Indenture or in the supplemental note indenture relating to the 5.45% Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2005 Series BR shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2005 Series BR upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under
                    Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2005 Series BR during any period of ten (10) days next preceding any redemption date for such bonds.

                    Bonds of 2005 Series BR, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                    Upon payment of the principal or premium, if any, or interest on the 5.45% Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2005 Series BR in a principal amount equal to the principal amount of such 5.45% Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

RELEASE. From and after the Release Date (as defined in the Note Indenture), the bonds of 2005 Series BR shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2005 Series BR shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2005 Series BR to be less than the then outstanding principal amount of the 5.45% Notes.

REDEMPTION          SECTION 2. Bonds of 2005 Series BR shall be redeemed on the
OF                  respective  dates and in the respective principal amounts
BONDS OF 2005       which correspond to the redemption dates for, and the
SERIES BR           principal amounts to be redeemed of, the 5.45% Notes.

                    In the event the Company elects to redeem any 5.45% Notes prior to maturity in accordance with the provisions of the Note Indenture, the Company shall give the Trustee notice of redemption of bonds of 2005 Series BR on the same date as it gives notice of redemption of 5.45% Notes to the Note Indenture Trustee.

REDEMPTION OF       SECTION 3. In the event of an Event of Default under the
BONDS OF 2005       Note Indenture  Series and the acceleration of all 5.45%
SERIES BR IN        Notes, the bonds of 2005 Series BR   shall be redeemable in
EVENT OF            whole upon receipt by the Trustee of a written demand
ACCELERATION        (hereinafter called a "Redemption Demand") from the Note
OF                  Indenture Trustee stating that there has occurred under the
NOTES.              Note Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the 5.45% Notes, specifying the last date to which interest on the 5.45% Notes has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five (5) days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand
                    Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten (10) days prior to such Demand
                    Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand
                    Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand
                    Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Note Indenture
                    Trustee not more than ten (10) nor less than five (5) days prior to the Demand Redemption Date.

                    Each bond of 2005 Series BR shall be redeemed by the Company on the Demand Redemption Date therefor upon surrender thereof by the Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all 5.45% Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the
                    Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                    Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the
                    Note Indenture Trustee by its President or one of its Vice Presidents.

FORM                SECTION 4. The bonds of 2005 Series BR and the form of
OF BONDS OF         Trustee's Certificate to be endorsed on such bonds shall be
2005 SERIES BR.     substantially in the following forms, respectively:

                           THE DETROIT EDISON COMPANY
                       GENERAL AND REFUNDING MORTGAGE BOND
                                 2005 SERIES BR

                    Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of April 1, 2005, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as Note Indenture Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

                    $  No. R-

                    THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to J.P. Morgan Trust Company, National Association, as Note Indenture Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of _________ Dollars ($________) in lawful money of the United States of America on February 15, 2035 (subject to earlier redemption or release) and interest thereon at the rate of 5.45% per annum, in like lawful money, from February 7, 2005, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on February 15 and August 15 of each year (commencing August 15, 2005), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued.

                    Under a Collateral Trust Indenture, dated as of June 30, 1993, as amended and as further supplemented as of April 1, 2005 (hereinafter called the "Note Indenture"), between the Company and J.P. Morgan Trust Company, National Association, as trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its 2005 Series BR 5.45% Senior Notes due 2035 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                    Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though set forth in this place.

                    This bond shall not be valid or become obligatory for any purpose until J.P. Morgan Trust Company, National Association, the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                    IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by an authorized officer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Vice President and Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

                    Dated:  _____________

                           THE DETROIT EDISON COMPANY

                             By: AUTHORIZED OFFICER

                    [SEAL]

                    Attest:  AUTHORIZED OFFICER

                         [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF             This bond is one of the bonds, of the series designated
TRUSTEE'S           therein, described in the within-mentioned Indenture.
CERTIFICATE.
                    J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as
                    Trustee

                    By _______________________
                    Authorized Officer

                            [FORM OF REVERSE OF BOND]

                    This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2005 Series BR, limited to an aggregate principal amount of $200,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October
                    1, 1924, duly executed by the Company to J.P. Morgan
                    Trust Company, National Association, as successor in interest to Bank One, National Association, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of April 1, 2005) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of April 1, 2005, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent
                    (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                    This bond is redeemable prior to the Release Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the
                    Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes.

                    Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2005 Series BR (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                    In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                    Upon payment of the principal of, or premium, if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2005 Series BR in a principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                    This bond is not assignable or transferable except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the
                    Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                    From and after the Release Date (as defined in the Note Indenture), the bonds of 2005 Series BR shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2005 Series BR shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2005

                    Series BR to be less than the then outstanding principal amount of the Notes.

                    No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                    PART III.

                            RECORDING AND FILING DATA

RECORDING           The Original Indenture and indentures supplemental thereto
AND FILING OF       have been  recorded and/or filed and Certificates of
ORIGINAL            Provision for Payment have  been recorded as hereinafter set
INDENTURE.          forth.

                    The Original Indenture has been recorded as a real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING           Pursuant to the terms and provisions of the Original
AND FILING OF       Indenture, indentures supplemental thereto heretofore
SUPPLEMENTAL        entered into have been  Recorded as a real estate mortgage
INDENTURES.         and/or filed as a chattel mortgage or as a financing
                    statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission, as set forth in supplemental indentures as follows:

                                                                                           RECORDED AND/OR
                                                                                          FILED AS SET FORTH
      SUPPLEMENTAL                               PURPOSE OF                                 IN SUPPLEMENTAL
       INDENTURE                                SUPPLEMENTAL                                   INDENTURE
      DATED AS OF                                INDENTURE                                   DATED AS OF:
      ------------                              ------------                              ------------------
June 1, 1925(a)(b)             Series B Bonds                                             February 1, 1940
August 1, 1927(a)(b)           Series C Bonds                                             February 1, 1940
February 1, 1931(a)(b)         Series D Bonds                                             February 1, 1940
June 1, 1931(a)(b)             Subject Properties                                         February 1, 1940
October 1, 1932(a)(b)          Series E Bonds                                             February 1, 1940
September 25, 1935(a)(b)       Series F Bonds                                             February 1, 1940
September 1, 1936(a)(b)        Series G Bonds                                             February 1, 1940
November 1, 1936(a)(b)         Subject Properties                                         February 1, 1940
February 1, 1940(a)(b)         Subject Properties                                         September 1, 1947
December 1, 1940(a)(b)         Series H Bonds and Additional Provisions                   September 1, 1947
September 1, 1947(a)(b)(c)     Series I Bonds, Subject Properties and Additional          November 15, 1951
                               Provisions
March 1, 1950(a)(b)(c)         Series J Bonds and Additional Provisions                   November 15, 1951
November 15, 1951(a)(b)(c)     Series K Bonds Additional Provisions and Subject           January 15, 1953
                               Properties
January 15, 1953(a)(b)         Series L Bonds                                             May 1, 1953
May 1, 1953(a)                 Series M Bonds and Subject Properties                      March 15, 1954
March 15, 1954(a)(c)           Series N Bonds and Subject Properties                      May 15, 1955
May 15, 1955(a)(c)             Series O Bonds and Subject Properties                      August 15, 1957
August 15, 1957(a)(c)          Series P Bonds Additional Provisions and Subject           June 1, 1959
                               Properties
June 1, 1959(a)(c)             Series Q Bonds and Subject Properties                      December 1, 1966
December 1, 1966(a)(c)         Series R Bonds Additional Provisions and Subject           October 1, 1968
                               Properties
October 1, 1968(a)(c)          Series S Bonds and Subject Properties                      December 1, 1969
December 1, 1969(a)(c)         Series T Bonds and Subject Properties                      July 1, 1970
July 1, 1970(c)                Series U Bonds and Subject Properties                      December 15, 1970
December 15, 1970(c)           Series V and Series W Bonds                                June 15, 1971
June 15, 1971(c)               Series X Bonds and Subject Properties                      November 15, 1971
November 15, 1971(c)           Series Y Bonds and Subject Properties                      January 15, 1973

                                                                                           RECORDED AND/OR
                                                                                          FILED AS SET FORTH
      SUPPLEMENTAL                               PURPOSE OF                                 IN SUPPLEMENTAL
       INDENTURE                                SUPPLEMENTAL                                   INDENTURE
      DATED AS OF                                INDENTURE                                   DATED AS OF:
      ------------                              ------------                              ------------------
January 15, 1973(c)            Series Z Bonds and Subject Properties                      May 1, 1974
May 1, 1974                    Series AA Bonds and Subject Properties                     October 1, 1974
October 1, 1974                Series BB Bonds and Subject Properties                     January 15, 1975
January 15, 1975               Series CC Bonds and Subject Properties                     November 1, 1975
November 1, 1975               Series DDP Nos. 1-9 Bonds and Subject Properties           December 15, 1975
December 15, 1975              Series EE Bonds and Subject Properties                     February 1, 1976
February 1, 1976               Series FFR Nos. 1-13 Bonds                                 June 15, 1976
June 15, 1976                  Series GGP Nos. 1-7 Bonds and Subject Properties           July 15, 1976
July 15, 1976                  Series HH Bonds and Subject Properties                     February 15, 1977
February 15, 1977              Series MMP Bonds and Subject Properties                    March 1, 1977
March 1, 1977                  Series IIP Nos. 1-7 Bonds, Series JJP Nos. 1-7 Bonds,      June 15, 1977
                               Series KKP Nos. 1-7 Bonds and Series LLP Nos. 1-7 Bonds
June 15, 1977                  Series FFR No. 14 Bonds and Subject Properties             July 1, 1977
July 1, 1977                   Series NNP Nos. 1-7 Bonds and Subject Properties           October 1, 1977
October 1, 1977                Series GGP Nos. 8-22 Bonds and Series OOP Nos. 1-17        June 1, 1978
                               Bonds and Subject Properties
June 1, 1978                   Series PP Bonds, Series QQP Nos. 1-9 Bonds and Subject     October 15, 1978
                               Properties
October 15, 1978               Series RR Bonds and Subject Properties                     March 15, 1979
March 15, 1979                 Series SS Bonds and Subject Properties                     July 1, 1979
July 1, 1979                   Series IIP Nos. 8-22 Bonds, Series NNP Nos. 8-21 Bonds     September 1, 1979
                               and Series TTP Nos. 1-15 Bonds and Subject Properties

                                                                                           RECORDED AND/OR
                                                                                          FILED AS SET FORTH
      SUPPLEMENTAL                               PURPOSE OF                                 IN SUPPLEMENTAL
       INDENTURE                                SUPPLEMENTAL                                   INDENTURE
      DATED AS OF                                INDENTURE                                   DATED AS OF:
      ------------                              ------------                              ------------------
September 1, 1979              Series JJP No. 8 Bonds, Series KKP No. 8 Bonds, Series     September 15, 1979
                               LLP Nos. 8-15 Bonds, Series MMP No. 2 Bonds and Series
                               OOP No. 18 Bonds and Subject Properties
September 15, 1979             Series UU Bonds                                            January 1, 1980
January 1, 1980                1980 Series A Bonds and Subject Properties                 April 1, 1980
April 1, 1980                  1980 Series B Bonds                                        August 15, 1980
August 15, 1980                Series QQP Nos. 10-19 Bonds, 1980 Series CP Nos. 1-12      August 1, 1981
                               Bonds and 1980 Series DP No. 1-11 Bonds and Subject
                               Properties
August 1, 1981                 1980 Series CP Nos. 13-25 Bonds and Subject Properties     November 1, 1981
November 1, 1981               1981 Series AP Nos. 1-12 Bonds                             June 30, 1982
June 30, 1982                  Article XIV Reconfirmation                                 August 15, 1982
August 15, 1982                1981 Series AP Nos. 13-14 and Subject Properties           June 1, 1983
June 1, 1983                   1981 Series AP Nos. 15-16 and Subject Properties           October 1, 1984
October 1, 1984                1984 Series AP and 1984 Series BP Bonds and Subject        May 1, 1985
                               Properties
May 1, 1985                    1985 Series A Bonds                                        May 15, 1985
May 15, 1985                   1985 Series B Bonds and Subject Properties                 October 15, 1985
October 15, 1985               Series KKP No. 9 Bonds and Subject Properties              April 1, 1986
April 1, 1986                  1986 Series A and Subject Properties                       August 15, 1986
August 15, 1986                1986 Series B and Subject Properties                       November 30, 1986
November 30, 1986              1986 Series C                                              January 31, 1987
January 31, 1987               1987 Series A                                              April 1, 1987
April 1, 1987                  1987 Series B and 1987 Series C                            August 15, 1987
August 15, 1987                1987 Series D and 1987 Series E and Subject Properties     November 30, 1987
November 30, 1987              1987 Series F                                              June 15, 1989
June 15, 1989                  1989 Series A                                              July 15, 1989
July 15, 1989                  Series KKP No. 10                                          December 1, 1989

                                                                                                  RECORDED AND/OR
                                                                                                 FILED AS SET FORTH
      SUPPLEMENTAL                               PURPOSE OF                                        IN SUPPLEMENTAL
       INDENTURE                                SUPPLEMENTAL                                          INDENTURE
      DATED AS OF                                INDENTURE                                          DATED AS OF:
      ------------                              ------------                                     ------------------
December 1, 1989               Series KKP No. 11 and 1989 Series BP                       February 15, 1990
February 15, 1990              1990 Series A, 1990 Series B, 1990 Series C, 1990          November 1, 1990
                               Series D, 1990 Series E and 1990 Series F
November 1, 1990               Series KKP No. 12                                          April 1, 1991
April 1, 1991                  1991 Series AP                                             May 1, 1991
May 1, 1991                    1991 Series BP and 1991 Series CP                          May 15, 1991
May 15, 1991                   1991 Series DP                                             September 1, 1991
September 1, 1991              1991 Series EP                                             November 1, 1991
November 1, 1991               1991 Series FP                                             January 15, 1992
January 15, 1992               1992 Series BP                                             February 29, 1992 and April 15, 1992
February 29, 1992              1992 Series AP                                             April 15, 1992
April 15, 1992                 Series KKP No. 13                                          July 15, 1992
July 15, 1992                  1992 Series CP                                             November 30, 1992
July 31, 1992                  1992 Series D                                              November 30, 1992
November 30, 1992              1992 Series E and 1993 Series D                            March 15, 1993
December 15, 1992              Series KKP No. 14 and 1989 Series BP No. 2                 March 15, 1992
January 1, 1993                1993 Series C                                              April 1, 1993
March 1, 1993                  1993 Series E                                              June 30, 1993
March 15, 1993                 1993 Series D                                              September 15, 1993
April 1, 1993                  1993 Series FP and 1993 Series IP                          September 15, 1993
April 26, 1993                 1993 Series G and Amendment of Article II, Section 5       September 15, 1993
May 31, 1993                   1993 Series J                                              September 15, 1993
September 15, 1993             1993 Series K                                              March 1, 1994
March 1, 1994                  1994 Series AP                                             June 15, 1994
June 15, 1994                  1994 Series BP                                             December 1, 1994
August 15, 1994                1994 Series C                                              December 1, 1994
December 1, 1994               Series KKP No. 15 and 1994 Series DP                       August 1, 1995
August 1, 1995                 1995 Series AP and 1995 Series DP                          August 1, 1999

      (a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

      (b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

      (c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

RECORDING OF            All the bonds of Series A which were issued under the
CERTIFICATES OF         Original Indenture dated as of October 1, 1924, and of
PROVISION FOR           Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q,
PAYMENT.                R, S, W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14,
                        GGP Nos. 1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos.
                        1-9, LLP Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP
                        Nos. 1-17, TTP Nos. 1-15, UU, 1980 Series A, 1980 Series
                        CP Nos. 1-25, 1980 Series DP Nos. 1-11, 1981 Series AP
                        Nos. 1-16, 1984 Series AP, 1984 Series BP, 1985 Series
                        A, 1985 Series B, 1987 Series A, PP, RR, EE, MMP, MMP
                        No. 2, 1989 Series A, 1990 Series A, 1993 Series D, 1993
                        Series G and 1993 Series H which were issued under Supplemental Indentures dated as of, respectively, June
                        1, 1925, August 1, 1927, February 1, 1931, October 1,
                        1932, September 25, 1935, September 1, 1936, December 1,
                        1940, September 1, 1947, November 15, 1951, January 15,
                        1953, May 1, 1953, March 15, 1954, May 15, 1955, August
                        15, 1957, December 15, 1970, November 15, 1971, January
                        15, 1973, May 1, 1974, October 1, 1974, January 15,
                        1975, November 1, 1975, February 1, 1976, June 15, 1976,
                        July 15, 1976, October 1, 1977, March 1, 1977, July 1,
                        1979, March 1, 1977, March 1, 1977, March 1, 1977,
                        September 1, 1979, July 1, 1977, July 1, 1979, September
                        15, 1979, October 1, 1977, June 1, 1978, October 1,
                        1977, July 1, 1979, January 1, 1980, August 15, 1980,
                        November 1, 1981, October 1, 1984 May 1, 1985, May 15,
                        1985, January 31, 1987, June 1, 1978, October 15, 1978,
                        December 15, 1975, February 15, 1977, September 1, 1979,
                        June 15, 1989, February 15, 1990, March 15, 1993, April
                        26, 1992 and September 15, 1992 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC,
                        DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP
                        No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                    PART IV.

                                  THE TRUSTEE.

TERMS AND CONDITIONS    The Trustee hereby accepts the trust hereby declared and
OF ACCEPTANCE OF        provided, and agrees to perform the same upon the terms
TRUST BY TRUSTEE.       and conditions in the Original Indenture, as amended to
                        date and as supplemented by this Supplemental Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                        The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                     PART V.

                                 MISCELLANEOUS.

CONFIRMATION OF         Except to the extent specifically provided therein, no
SECTION 318 (c) OF      provision of this Supplemental Indenture or any future
TRUST INDENTURE ACT.    supplemental indenture is intended to modify, and the
                        parties do hereby adopt and confirm, the provisions of
                        Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN            THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY
COUNTERPARTS.           EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH
                        WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT
                        SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND
                        THE SAME INSTRUMENT.

TESTIMONIUM.            IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND J.P.
                        MORGAN TRUST COMPANY, NATIONAL ASSOCIATION HAVE CAUSED
                        THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE
                        CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE
                        BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE
                        PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND
                        IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS,
                        ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT
                        SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE
                        WRITTEN.

THE DETROIT EDISON COMPANY,

(Corporate Seal)    By: ____________________________________
                        Name:
                        Title:

EXECUTION

Attest:

By: __________________________________
    Name:
    Title:

Signed, sealed and delivered by

THE DETROIT EDISON COMPANY,
in the presence of

______________________________________
Name:

______________________________________
Name:

STATE OF MICHIGAN

SS.:

COUNTY OF WAYNE

Acknowledgement of      On this ____ day of _______ 2005, before me, the
Execution by Company.   subscriber, a Notary Public within and for the County of
                        Wayne, in the State of Michigan, acting in the County of Wayne, personally appeared N.A. Khouri, to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan 48226 and is the Vice President and Treasurer of THE DETROIT
                        EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said N.A. Khouri acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)

                             _______________________________
                             Notary Public, State of Michigan
                             County of Wayne
                             My Commission Expires ________________
                             Acting in the County of Wayne

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,

(Corporate Seal)  By:________________________________
                     Name:
                     Title:

Attest:

Name: ________________________
Title: _______________________

Signed, sealed and delivered by

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, in the presence of

______________________________________
Name:

______________________________________
Name:

                                STATE OF MICHIGAN
                                SS:
                                COUNTY OF WAYNE

Acknowledgment of       On this _____ day of __________ 2005, before me, the
Execution by Trustee.   subscriber, a Notary Public within and for the County of
                        Wayne, in the State of Michigan, personally appeared
                        ________________, to me personally known, who, being by me duly sworn, did say that his business office is located at 611 Woodward Avenue, Detroit, Michigan 48226, and he is ___________________ of J.P. MORGAN TRUST
                        COMPANY, NATIONAL ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority;
                        and said ________________ acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)         ____________________________________
                        Notary Public, State of Michigan
                        No.
                        County of Wayne
                        Commission Expires _________________
                        Acting in the County of ____________

                                STATE OF MICHIGAN
                                SS:
                                COUNTY OF WAYNE.

Affidavit as            N.A. Khouri being duly sworn, says that he is the Vice
to Consideration        President and Treasurer of THE DETROIT EDISON COMPANY,
and Good Faith.         the Mortgagor named in the foregoing instrument, and
                        that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                     _______________________________________
                     N.A. Khouri
                     Vice President and Treasurer
                     The Detroit Edison Company

              Sworn to before me this ____ day of __________, 2005

(Notarial Seal)      _______________________________________
                     Notary Public, State of Michigan
                     County of Wayne
                     My Commission Expires _______________
                     Acting in the County of Wayne

                         This instrument was drafted by
                           Teresa M. Sebastian, Esq.,

                             When recorded return to
                            Teresa M. Sebastian, Esq.
                                 2000 2nd Avenue
                                     688 WCB
                             Detroit, Michigan 48226